                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                              MEDITRUST CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                         MEDITRUST OPERATING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             MEDITRUST CORPORATION
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 20, 2000

    The Annual Meeting of Shareholders of Meditrust Corporation ("Meditrust") will be held at the Traders Room, World Trade Center, 2050 Stemmons Freeway, Dallas, Texas, 75207 on Thursday, July 20, 2000 at 9:00 a.m. local time (together with all adjournments and postponements thereof, the "Meditrust Meeting"), for the following purposes:

    1. To consider and act upon a proposal to elect two Directors of Meditrust, each to serve for a term of three years and until his successor is duly elected and qualified.

    2. To consider and act upon such other business and matters or proposals as may properly come before the Meditrust Meeting.

    The Board of Directors of Meditrust has fixed the close of business on June 8, 2000 as the record date for determining the shareholders having the right to receive notice of and to vote at the Meditrust Meeting. Only shareholders of record at the close of business on such date are entitled to notice of and to vote at the Meditrust Meeting. A list of shareholders entitled to vote at the Meditrust Meeting will be available during ordinary business hours at Meditrust's executive offices, 909 Hidden Ridge Road, Suite 600, Irving, Texas 95038 for ten days prior to the Meditrust Meeting, for examination by any Meditrust shareholder for purposes germane to the Meditrust Meeting.

                                          By Order of the Board of Directors of
                                          MEDITRUST CORPORATION

                                          /s/ Michael S. Benjamin

                                          Michael S. Benjamin
                                          Secretary

Irving, Texas
June 9, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE MEDITRUST MEETING, YOU ARE REQUESTED TO SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE. RETURNING THE ENCLOSED PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND THE MEDITRUST MEETING AND VOTE YOUR SHARES IN PERSON.

                          MEDITRUST OPERATING COMPANY
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 20, 2000

    The Annual Meeting of Shareholders of Meditrust Operating Company ("Operating Company") will be held at the Traders Room, World Trade Center, 2050 Stemmons Freeway, Dallas, Texas, 75207 on Thursday, July 20, 2000 at 9:15 a.m. local time (together with all adjournments and postponements thereof, the "Operating Company Meeting"), for the following purposes:

    1. To consider and act upon a proposal to elect two Directors of Operating Company, each to serve for a term of three years and until his successor is duly elected and qualified.

    2. To consider and act upon such other business and matters or proposals as may properly come before the Operating Company Meeting.

    The Board of Directors of Operating Company has fixed the close of business on June 8, 2000 as the record date for determining the shareholders having the right to receive notice of and to vote at the Operating Company Meeting. Only shareholders of record at the close of business on such date are entitled to notice of and to vote at the Operating Company Meeting. A list of shareholders entitled to vote at the Operating Company Meeting will be available during ordinary business hours at Operating Company's executive offices, 909 Hidden Ridge Road, Suite 600, Irving, Texas 95038, for ten days prior to the Operating Company Meeting, for examination by any Operating Company shareholder for purposes germane to the Operating Company Meeting.

                                          By Order of the Board of Directors of
                                          MEDITRUST OPERATING COMPANY

                                          /s/ Gilbert G. Menna

                                          Gilbert G. Menna
                                          Secretary

Irving, Texas
June 9, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE OPERATING COMPANY MEETING, YOU ARE REQUESTED TO SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE. RETURNING THE ENCLOSED PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND THE OPERATING COMPANY MEETING AND VOTE YOUR SHARES IN PERSON.

              THE MEDITRUST AND OPERATING COMPANY ANNUAL MEETINGS

    This Joint Proxy Statement is furnished in connection with the solicitation by and on behalf of the Boards of Directors of Meditrust Corporation, a Delaware corporation ("Meditrust") and Meditrust Operating Company, a Delaware corporation ("Operating Company," together with Meditrust, "The Meditrust Companies" and each a "Company"), of proxies from holders of Meditrust and Operating Company common stock, which shares are paired and traded as a single unit on the New York Stock Exchange (the "Paired Shares"), for use at the Meditrust Meeting and Operating Company Meeting (as each is defined below). This Joint Proxy Statement and the accompanying forms of proxy are expected to be mailed to the respective shareholders of The Meditrust Companies on or about June 13, 2000.

PURPOSE OF THE ANNUAL MEETINGS

MEDITRUST

    At the annual meeting of shareholders of Meditrust to be held at the Traders Room, World Trade Center, 2050 Stemmons Freeway, Dallas, Texas, 75207, on Thursday, July 20, 2000 at 9:00 a.m. local time (together with all adjournments and postponements thereof, the "Meditrust Meeting"), holders of Meditrust common stock, par value $.10 per share ("Meditrust Common Stock") will consider and vote upon:

    1. A proposal to elect two Directors of Meditrust, each to serve for a term of three years and until his successor is duly elected and qualified.

    2. Such other business and matters or proposals as may properly come before the Meditrust Meeting.

OPERATING COMPANY

    At the annual meeting of shareholders of Operating Company to be held at the Traders Room, World Trade Center, 2050 Stemmons Freeway, Dallas, Texas, 75207, on Thursday, July 20, 2000 at 9:15 a.m. local time (together with all adjournments and postponements thereof, the "Operating Company Meeting"), holders of Operating Company common stock, par value $.10 per share ("Operating Company Common Stock") will consider and vote upon:

    1. A proposal to elect two Directors of Operating Company, each to serve for a term of three years and until his successor is duly elected and qualified.

    2. Such other business and matters or proposals as may properly come before the Operating Company Meeting.

RECORD DATE; VOTING RIGHTS; REVOCATION OF PROXIES

    The Meditrust Companies have fixed the close of business on June 8, 2000 as the record date ("The Meditrust Companies Record Date") for determining holders of Paired Shares entitled to notice of and to vote at the Meditrust Meeting and the Operating Company Meeting (collectively, the "Companies Meetings"). Each Paired Share entitles the holder to one vote per share on each matter submitted to the respective Company's shareholders. Only holders of Paired Shares at the close of business on The Meditrust Companies Record Date will be entitled to notice of and to vote at the Companies Meetings. As of The Meditrust Companies Record Date, there were outstanding and entitled to vote 141,762,543 Paired Shares. Paired Shares held in the treasury of Meditrust or Operating Company are not considered outstanding.

    All Paired Shares which are entitled to vote and are represented at the Companies' Meetings by properly executed proxies received prior to or at the respective meeting will be voted at the meeting in accordance with the instructions indicated on the proxies. IF NO INSTRUCTIONS ARE GIVEN ON A PROXY CARD, IT WILL BE VOTED FOR APPROVAL AND ADOPTION OF THE RESPECTIVE PROPOSALS SET FORTH THEREON. If any other matters are properly presented at the Companies' Meetings for consideration, including, among other things, consideration of a motion to adjourn such meeting to another time and/or place, the persons named in the enclosed forms of proxy will have discretion to vote on such matters in accordance with their best judgment. However, proxies voted against the proposals will not be voted in favor of adjournment in order to continue to solicit proxies. Pursuant to the respective By-laws of each of The Meditrust Companies, no notice of an adjourned meeting need be given other than announcement at the respective meeting, except where the meeting is adjourned for 30 days or more.

    A shareholder who has given a proxy may revoke it at any time before it is exercised by giving written notice to the Secretary of Meditrust or Operating Company, as the case may be, by signing and returning a later dated proxy, or by voting in person at the Meditrust Meeting or Operating Company Meeting, as the case may be; however, mere attendance at the Meditrust Meeting or the Operating Company Meeting will not in and of itself have the effect of revoking the proxy.

SOLICITATION OF PROXIES

    Meditrust and Operating Company will bear equally the costs of solicitation of proxies and of preparing, printing and mailing this Joint Proxy Statement. Brokerage houses, fiduciaries, nominees and others will be reimbursed for their out-of-pocket expenses in forwarding proxy materials to beneficial owners of Paired Shares held in their names. In addition to the solicitation of proxies by use of the mails, proxies may be solicited from holders of Paired Shares by Directors, officers and employees of The Meditrust Companies in person or by telephone, telegraph, facsimile or other appropriate means of communications. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid to these Directors, officers and employees of The Meditrust Companies in connection with the solicitation. In addition, D.F.
King & Co., Inc., a proxy solicitation firm, has been engaged by The Meditrust Companies to act as proxy solicitor and will receive fees estimated at $5,000 plus reimbursement of out-of-pocket expenses.

QUORUM

    The holders of a majority of the common stock outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at each of the Companies Meetings. Votes cast in person or by proxy at the Meditrust Meeting and the Operating Company Meeting will be tabulated by the inspector of elections appointed for each respective meeting and will determine whether or not a quorum is present. The inspector of elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present but not entitled to vote with respect to that matter.

        PRINCIPAL AND MANAGEMENT SHAREHOLDERS OF THE MEDITRUST COMPANIES

    The following table sets forth as of May 1, 2000, except as otherwise noted, the number of Paired Shares beneficially owned, directly or indirectly, by
(i) each of the Directors of each of The Meditrust Companies, (ii) all persons who served as chief executive officer of either of The Meditrust Companies for the year ended December 31, 1999, (iii) each of the four most highly compensated executive officers for the year ended December 31, 1999, (iv) all Directors and current executive officers of The Meditrust Companies as a group, and (v) all persons who, to the knowledge of The Meditrust Companies, beneficially own five percent or more of the Paired Shares as of May 1, 2000. Unless otherwise indicated, all information concerning beneficial ownership was provided by the respective Director, executive officer or five percent beneficial owner, as the case may be.

                                                              AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER                                     BENEFICIAL OWNERSHIP(1)     PERCENT OF CLASS
------------------------                                     -----------------------   ---------------------
DIRECTORS AND EXECUTIVE OFFICERS:
William C. Baker...........................................           101,400                    *
Clive D. Bode..............................................            25,000                    *
Edward W. Brooke...........................................           195,963(2)                 *
William G. Byrnes..........................................           120,182                    *
Francis W. Cash............................................               -0-                    *
James P. Conn..............................................            42,347                    *
John C. Cushman, III.......................................           295,980                    *
Stephen E. Merrill.........................................             2,000                    *
Michael S. Benjamin........................................           215,761(3)                 *
Michael F. Bushee..........................................           217,412(3)                 *
Laurie T. Gerber...........................................            78,697(3)                 *
                                                                   ----------          ---------------------
All Directors and current executive officers of The
 Meditrust Companies as a group............................         1,246,782(4)                 *

5% Shareholders:

Sid R. Bass, Inc...........................................         2,712,067(5)
Lee M. Bass, Inc...........................................         2,712,067(6)
The Bass Management Trust..................................         3,014,164(7)
The Airlie Group, L.P......................................           269,633(8)(9)
William P. Hallman, Jr.....................................           300,002(10)
Annie R. Bass Grandson's Trust for Lee M. Bass.............           527,188(11)
Annie R. Bass Grandson's Trust for Sid R. Bass.............           527,188(12)
Peter Sterling.............................................           337,600(13)
Hyatt Anne Bass Successor Trust............................         1,013,918(14)
Samantha Sims Bass Successor Trust.........................         1,013,918(15)
TF Investors, L.P..........................................            32,783(16)
FW Trinity Limited Investors, L.P..........................           419,398(17)
National Bancorp of Alaska.................................           113,045(18)
                                                                   ----------          ---------------------
Total......................................................        12,992,971                   9.2%
                                                                   ==========          =====================
Merrill Lynch & Co., Inc...................................        14,262,221(19)              10.1%

------------------------

*   Denotes less than 1%.

(1) Unless otherwise indicated, the number of Paired Shares stated as being owned beneficially includes (i) Paired Shares beneficially owned by spouses, minor children and/or other relatives in which the Director or officer may share voting power and (ii) any of the Paired Shares listed as being subject to options exercisable within sixty days of May 1, 2000.

(2) Does not include 1,201 Paired Shares owned by Senator Brooke's wife's IRA, or 6000 Paired Shares owned of record by Senator Brooke as custodian for his son, as to which Paired Shares Senator Brooke disclaims any beneficial interest. Senator Brooke, whose terms expire at the 2000 annual meetings, is not seeking re-election to the Board of Directors of the Meditrust Companies.

(3) Does not include 90,000 Shares of restricted stock issued to each of Messrs. Benjamin and Bushee and Ms. Gerber in 1998, 1999 and 2000. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 in 2000, $3.10 in 2001, $3.28 in 2002, $3.48 in 2003 and $3.69 in
    2004. None of these vesting requirements will be met within 60 days. All of the restricted stock immediately vests upon a change of control of Meditrust.

(4) Does not include an aggregate of 8,701 Paired Shares owned by or for parents, spouses or children, as to which Paired Shares the Directors or officers disclaim any beneficial interest.

(5) Mr. Sid R. Bass, solely in his capacity as President of Sid R. Bass, Inc., may also be deemed a beneficial owner of such Paired Shares.

(6) Mr. Lee M. Bass, solely in his capacity as President of Lee M. Bass, Inc., may also be deemed a beneficial owner of such Paired Shares.

(7) Mr. Perry R. Bass, solely in his capacity as sole Trustee and as one of two trustors of the Bass Management Trust, may also be deemed a beneficial owner of such Paired Shares.

(8) Mr. Dort A. Cameron, III, solely in his capacity as one of two general partners of EBD L.P., which is the sole general partner of The Airlie Group, L.P., may also be deemed a beneficial owner of such Paired Shares.

(9) Mr. William P. Hallman, Jr., solely in his capacity as President and sole stockholder of TMT-FW, Inc., which is one of two general partners of EBD L.P., which is the sole general partner of The Airlie Group, L.P., may also be deemed a beneficial owner of such Paired Shares.

(10) This amount does not include (a) 527,188 Paired Shares held by Annie R. Bass Grandson's Trust for Sid R. Bass of which Mr. Hallman is the Trustee,
    (b) 527,188 Paired Shares held by Annie R. Bass Grandson's Trust for Lee M. Bass of which Mr. Hallman is the Trustee, (c) 32,783 Paired Shares held by TF Investors, L.P., which is indirectly controlled by Trinity Capital Management, Inc., of which Mr. Hallman is the President and sole stockholder, (d) 269,633 Paired Shares held by the Airlie Group which is indirectly controlled by TMT-FW, Inc. of which Mr. Hallman is the President and sole stockholder, and (e) 419,398 Paired Shares held by FW Trinity Limited Investors, L.P., which is indirectly controlled by TF-FW
    Investors, Inc. of which Mr. Hallman is President and one of two stockholders.

(11) Mr. Hallman, solely in his capacity as Trustee of the Annie R. Bass Grandson's Trust for Lee M. Bass, may also be deemed a beneficial owner of such Paired Shares.

(12) Mr. Hallman, solely in his capacity as Trustee of the Annie R. Bass Grandson's Trust for Sid R. Bass, may also be deemed a beneficial owner of such Paired Shares.

(13) This amount does not include 419,398 Paired Shares held by FW Trinity Limited Investors, L.P., whose sole general partner is TF-TW
    Investors, Inc., of which Mr. Sterling is one of two stockholders.

(14) Panther City Production Company, solely in its capacity as sole shareholder of Panther City Investment Company, the Trustee of the Hyatt Anne Bass Successor Trust, may also be deemed a beneficial owner of such Paired Shares.

(15) Panther City Production Company, solely in its capacity as sole shareholder of Panther City Investment Company, the Trustee of Samantha Sims Bass Successor Trust, may also be deemed a beneficial owner of such Paired Shares.

(16) Mr. Hallman, solely in his capacity as President and sole stockholder of Trinity Capital Management, Inc., the sole general partner of TF Investors, L.P., may also be deemed a beneficial owner of such Paired Shares.

(17) Mr. Hallman, solely in his capacity as President and one of two stockholders of TF-FW Investors, Inc., which is the sole general partner of FW Trinity Limited Investors, L.P., may also be deemed a beneficial owner of such Paired Shares. Mr. Sterling, solely in his capacity as one of two stockholders of TF-TW Investors, Inc., which is the sole general partner of FW Trinity Limited Investors, L.P., may also be deemed a beneficial owner of such Paired Shares.

(18) Mr. Richard Strutz, solely in his capacity as President of National Bancorp of Alaska, Inc., may also be deemed a beneficial owner of such Paired Shares.

(19) Information provided is based solely on information contained in a Schedule 13G filed by Merrill Lynch & Co., Inc. on behalf of Merrill Lynch Asset Management Group, on April 7, 2000.

    The information reflected for certain beneficial owners listed under the heading "5% Shareholders" is based on statements and reports filed with the SEC and furnished to The Meditrust Companies by such holders. No independent investigation concerning the accuracy thereof has been made by The Meditrust Companies.

              ANNUAL MEETING PROPOSALS OF THE MEDITRUST COMPANIES

ANNUAL REPORT

    The Annual Report of The Meditrust Companies for the fiscal year ended December 31, 1999, including financial statements, audited and reported upon by PricewaterhouseCoopers, L.L.P., independent accountants, is being mailed herewith to each of The Meditrust Companies' shareholders of record at the close of business on June 8, 2000.

EXECUTIVE COMPENSATION--MEDITRUST

    The following table sets forth the compensation paid to those individuals who served as Meditrust's Chief Executive Officer, or in a similar capacity, and the four other most highly compensated executive officers other than the Chief Executive Officer, or such individuals who served in a similar capacity, in 1999 for services rendered in all capacities to Meditrust and its subsidiaries during the fiscal years ended December 31, 1999, 1998 and 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM COMPENSATION AWARDS
                                                                              ---------------------------------------
                                                                                             AWARDS
                                                                              RESTRICTED   SECURITIES
                                                   ANNUAL COMPENSATION          STOCK      UNDER-LYING    ALL OTHER
                                                 -----------------------      AWARDS(S)     OPTIONS/     COMPENSATION
NAME AND PRINCIPAL POSITION             YEAR     SALARY($)(4)   BONUS($)        ($)(6)       SARS(#)        ($)(2)
---------------------------           --------   ------------   --------      ----------   -----------   ------------
Francis W. Cash(1)..................    1999           N/A          N/A             N/A          N/A           N/A
  Chief Executive Officer and
  President

Michael S. Benjamin.................    1999       300,000      221,607(3)      178,125          -0-         6,786
  Senior Vice President and             1998       300,000      194,718(3)    1,125,000      150,000         6,785
  Secretary                             1997       200,000      238,141(3)                                   6,536

Michael F. Bushee...................    1999       300,000      221,607(3)      178,125          -0-         6,627
  Chief Operating Officer               1998       300,000      194,718(3)    1,125,000      150,000         6,627
                                        1997       200,000      238,141(3)                                   6,377

Laurie T. Gerber....................    1999       275,000      215,000         178,125          -0-         6,157
  Chief Financial Officer               1998       250,000      150,000       1,125,000      150,000         6,157
                                        1997       155,000      149,525(4)                                   5,907

David F. Benson(7)..................    1999       500,000       10,096(5)      178,125          -0-         6,860
  Former Chief Executive Officer and    1998       500,000      319,912(5)    2,812,500      375,000         6,860
  President                             1997       350,000      391,382(5)                                   6,610

------------------------

(1) Mr. Cash became Meditrust's Chief Executive Officer and President on April 17, 2000. Accordingly, no compensation information is presented for Mr. Cash.

(2) Includes 401(k) plan contribution of $5,000, $5,000, $5,000 and $5,000 in
    1999, $5,000, $5,000, $5,000 and $5,000 in 1998, $4,750, $4,750, $4,750 and
    $4,750 in 1997, and term life insurance premium payments of $1,860, $1,786, $1,627 and $1,157 in 1999, $1,860, $1,785, $1,627 and $1,157
    in 1998, $1,860, $1,785, $1,627, and $1,157 in 1997, on behalf of
    Messrs. Benson, Benjamin and Bushee and Ms. Gerber, respectively.

(3) For the years 1999, 1998 and 1997, $6,607, $44,718, and $86,875 of which relates to Meditrust's issuance to each of Messrs. Benjamin and Bushee of
    (i) 428 Shares in one installment valued at $15.44 per Share on January 4, 2000, (ii) 1,646 Shares in four installments valued at $36.38, $30.94, $26.81 and $16.00 per Share in January, 1998, April, 1998, July, 1998 and October, 1998; and (iii) 2,734 Shares in installments valued at $30.27, $31.89 and $36.38 per Share on April 1, 1997, July 1, 1997 and January 2, 1997. All issuance prices were the closing prices for Shares on the New York Stock Exchange on the respective dates of issuance.

(4) For the year 1997, $39,472 of which relates to Meditrust's issuance to Ms. Gerber of (i) 1,224 Shares in three equal installments valued at $30.27, $31.89 and $34.59 per Share on April 1, 1997, July 1, 1997 and October 10, 1997. All issuance prices are the closing prices for Shares on the New York Stock Exchange on the respective dates of issuance.

(5) For the years 1999, 1998 and 1997, $10,096, $69,912, and $167,286 of which relates to Meditrust's issuance to Mr. Benson of (i) 654 Shares in one installment valued at $15.44 per Share on January 4, 2000 (ii) 2,558 Shares in four installments valued at $36.38, $30.94, $26.81 and $16.00 per Share in January, 1998, April, 1998, July, 1998 and October, 1998; and
    (iii) 5,097 Shares in three installments valued at $30.27, $31.89 and $36.38 per Share on April 1, 1997, July 1, 1997 and October 10, 1997. All issuance prices were the closing prices for Shares on the New York Stock Exchange on the respective dates of issuance.

(6) On August 5, 1999, Meditrust issued 10,000, 10,000, and 10,000 Shares of restricted stock, which as of December 31, 1999 had a value of $55,000, $55,000 and $55,000 to Messrs. Benjamin and Bushee and Ms. Gerber. On
    July 31, 1998, Meditrust issued 125,000, 50,000, 50,000 and 50,000 Shares of restricted stock, which as of December 31, 1998 had a value of $1,875,000, $750,000, $750,000 and $750,000, to Messrs. Benson, Benjamin and Bushee and Ms. Gerber. The restricted stock vests on the earlier of the 8th year or upon achievement of the following performance criteria: achievement of Funds from Operations of $2.92 in 2000, $3.10 in 2001, $3.28 in 2002, $3.48 in
    2003 and $3.69 in 2004. All of the restricted stock immediately vests upon a change of control of Meditrust. Dividends were paid in August and November as to 1999 and August, September and November as to 1998.

(7) Mr. Benson ceased to serve as Meditrust's Chief Executive Officer and President on February 1, 2000.

    The following table sets forth information concerning the grant of stock options to the following persons during the fiscal year ended December 31, 1999:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                      NUMBER OF    PERCENT OF TOTAL
                                      SECURITIES       OPTIONS
                                      UNDERLYING       GRANTED        EXERCISE ON                   GRANT
                                       OPTIONS       TO EMPLOYEES     BASE PRICE    EXPIRATION   DATE PRESENT
NAME                                  GRANTED(#)       IN 1999         ($/SHARE)       DATE       VALUE ($)
----                                  ----------   ----------------   -----------   ----------   ------------
Francis W. Cash.....................    N/A           N/A               N/A           N/A           N/A
Michael S. Benjamin.................    -0-           -0-               -0-           -0-           -0-
Michael F. Bushee...................    -0-           -0-               -0-           -0-           -0-
Laurie T. Gerber....................    -0-           -0-               -0-           -0-           -0-
David F. Benson.....................    -0-           -0-               -0-           -0-           -0-

    The following table sets forth information concerning exercises of stock options by the following persons during the fiscal year ended December 31, 1999 and the number and value of their stock options at December 31, 1999:

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                    SHARES       VALUE      UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS AT
                                  ACQUIRED ON   REALIZED    OPTIONS AT 12/31/99 (#)    12/31/99 ($)EXERCISABLE/
NAME                              EXERCISE(#)    ($)(1)    EXERCISABLE/UNEXERCISABLE       UNEXERCISABLE(2)
----                              -----------   --------   -------------------------   ------------------------
Francis W. Cash.................      N/A         N/A               N/A                             N/A
Michael S. Benjamin.............      -0-         -0-            201,234/341,289                -0-/-0-
Michael F. Bushee...............      -0-         -0-            201,234/341,289                -0-/-0-
Laurie T. Gerber................      -0-         -0-             73,063/197,097                -0-/-0-
David F. Benson.................      -0-         -0-            345,723/600,885                -0-/-0-

------------------------

(1) Market value of underlying securities at exercise, less the exercise price.

(2) Market value of $5.50 as of December 31, 1999, less the exercise price.

                    REPORT OF THE COMPENSATION COMMITTEE(1)

    In determining the compensation to be paid to Meditrust's executive officers, the Compensation Committee (the "Compensation Committee") strives to
(i) reward executives for achievement of Meditrust's strategic goals and the enhancement of shareholder value and (ii) attract, motivate and retain highly-trained and talented executives who are vital to Meditrust's long-term success. Individual compensation packages are generally set at levels believed by the Compensation Committee to correspond to the median range of compensation paid to individuals serving in comparable positions at other real estate investment trusts with publicly-traded securities (including those comprising the National Association of Real Estate Investment Trusts Index referred to in the performance graph set forth hereinafter). At present, Meditrust's compensation package is comprised of a base salary, an annual cash bonus, long-term incentives in the form of stock options and stock grants and other benefits typically offered to executives by major corporations.

SALARIES

    During 1999, the Board of Directors, on the recommendation of the Compensation Committee, did not increase the salaries paid to the Chief Executive Officer or to the other named executive officers of Meditrust except that Meditrust increased the salary of Laurie Gerber, the Chief Financial Officer, by $25,000. This salary increase was based on cost-of-living adjustments, position tenure, subjective assessments of individual performance, comparability considerations and competitive data, including asset growth, revenue growth, cash flow growth and total return to shareholders.

    Under certain circumstances, Section 162(m) of the Internal Revenue Code denies a deduction for compensation in excess of $1 million paid to an individual who is the chief executive officer or one of the four next most highly paid officers of a corporation. In general, compensation from all sources is taken into account including salary, bonus and income realized from the exercise of non-qualified stock options. Because it is a real estate investment trust, and based on the advice of counsel, Meditrust believes that the denial of deductions by Section 162(m) is not likely to have any adverse impact on Meditrust. A real estate investment trust is subject to tax on its "real estate investment trust taxable income," which is taxable income subject to adjustments and reduced by a deduction for dividends paid. Meditrust expects to pay sufficient dividends such that it will have no real estate investment trust taxable income even if Section 162(m) were to be applicable to compensation paid to one or more of its officers.

BONUS AWARDS

    Executive officers of Meditrust were awarded cash bonuses in 1999 based on the Compensation Committee's assessment of Meditrust's and the employees' performance. The performance measures

------------------------

(1) The report of the Compensation Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Joint Proxy Statement into any filings of The Meditrust Companies pursuant to the Securities Act of 1933, as amended (the "Securities Act") or The Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent The Meditrust Companies specifically incorporate this report by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

reviewed by the Compensation Committee included Meditrust's formulating the Five Point Plan of Reorganization to improve the overall financial condition of Meditrust.

EQUITY INCENTIVE PLANS

    The Compensation Committee administers Meditrust's 1995 Share Award Plan. Stock options and stock grants are awarded under this plan in order to provide incentives to Directors, officers and key employees of Meditrust to maximize their efforts on behalf of Meditrust, to attract and retain those highly competent individuals upon whose judgment, initiative and leadership Meditrust's continuing success largely depends and to align the interests of the Directors, officers and key employees of Meditrust with those of Meditrust's shareholders. The size of individual option and stock grants is determined by the Compensation Committee based on its comparison of option and stock grants to executives with similar responsibilities in other companies and the executive's level of responsibility and relative importance to the operations of Meditrust.

    It is the present policy of the Compensation Committee to review periodically Meditrust's stock option and stock grant award levels and the over-all effectiveness of Meditrust's equity incentive plans in achieving the objectives of Meditrust.

    During 1999, other than issuing 10,000 shares of restricted stock each to Messrs. Benjamin and Bushee and Ms. Gerber on August 5, 1999 in consideration of services rendered to Meditrust in furtherance of the pursuit and implementaton of Meditrust's strategic restructuring plan, Meditrust did not award stock options or stock grants under the 1995 Share Award Plan to the Chief Executive Officer, to anyone acting in the capacity of an executive officer, or to any of the named executive officers.

OTHER COMPENSATION PLANS

    Meditrust maintains certain broad-based employee benefit plans in which the Senior Executives participated. These plans include a 401(k) savings plan, life, disability and health insurance plans and allowances for automobile use. These plans are not directly or indirectly tied to Meditrust's performance.

                                        Submitted by,

                                        Stephen E. Merrill (Chairman)
                                        William C. Baker
                                        Clive D. Bode
                                        Francis W. Cash
                                        John C. Cushman, III

EXECUTIVE COMPENSATION--OPERATING COMPANY

    The following table sets forth the compensation paid to those individuals who served as Operating Company's Chief Executive Officer during 1999 for services rendered in all capacities to Operating Company and its subsidiaries during the fiscal years ended December 31, 1999, 1998 and 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM COMPENSATION
                                                                                           AWARDS
                                                                                  -------------------------
                                                      ANNUAL COMPENSATION         RESTRICTED    ALL OTHER
                                                -------------------------------     STOCK      COMPENSATION
NAME AND PRINCIPAL POSITION                       YEAR     SALARY($)   BONUS($)   AWARDS($)       ($)(2)
---------------------------                     --------   ---------   --------   ----------   ------------
Francis W. Cash(1)............................    1999          N/A        N/A       N/A            N/A
  Chief Executive Officer,
  President and Treasurer

William C. Baker(6)...........................    1999            0          0         0              0
  Former Chief Executive Officer,                 1998            0     45,844         0(3)           0(4)
  President and Treasurer                         1997      300,000    350,000         0          4,352(5)

------------------------

(1) Mr. Cash became Chief Executive Officer and President in April 2000. Accordingly, no compensation information is presented for Mr. Cash.

(2) Includes 401(k) plan contribution of $0 in 1998, $0 in 1997 and $0 in 1996, and term life insurance premium payments of $0 in 1998, $4,352 in 1997, on behalf of Mr. Baker.

(3) On July 31, 1998, Operating issued 75,000 Shares of restricted stock at $22.50 per Share to Mr. Baker, which as of the grant date had a value of $1,687,500. As of December 31, 1998 the restricted stock had a value of $1,125,000. This grant was forfeited on January 4, 1999. Dividends were paid in August, September and November of 1998.

(4) Does not include severance payments of $1,723,800 paid to Mr. Baker.

(5) Does not include severance payments of $1,583,233 paid in 1997 to Mr. Baker in connection with the Santa Anita Merger.

(6) Mr. Baker ceased to serve as Operating Company's Chief Executive Officer, President and Treasurer in April 2000.

    Operating Company made no grants of options and the individual who served as Chief Executive Officer during 1999 did not own or receive any options to purchase any Paired Shares during 1999.

                    REPORT OF THE COMPENSATION COMMITTEE(2)

    In determining the compensation to be paid to Operating Company's executive officers, the Compensation Committee of Operating Company (the "Operating Company Compensation Committee") strives to (i) reward executives for achievement of Operating Company's strategic goals and the enhancement of shareholder value and (ii) attract, motivate and retain highly-trained and talented executives who are vital to Operating Company's long-term success. At present, Operating Company's compensation package is comprised of a base salary, an annual cash bonus, long-term incentives in the form of stock options and stock grants and other benefits typically offered to executives by major corporations. Notwithstanding this general philosophy, Operating Company did not pay its Chief Executive Officer or any other executive officer any salary or bonus, nor did it award any equity grants, in 1999 for serving Operating Company in such capacity. It is likely, however, that as The Meditrust Companies pursue the restructuring plan announced in January 2000, individuals may begin serving Operating Company in an executive capacity and will begin receiving such compensation types.

SALARIES

    During 1999, Operating Company's Chief Executive Officer did not receive a salary from Operating Company.

BONUS AWARDS

    No executive officers of Operating Company were awarded cash bonuses in 1999.

EQUITY INCENTIVE PLANS

    The Operating Company Compensation Committee administers Operating Company's 1995 Share Award Plan. Stock options and stock grants are awarded under this plan in order to provide incentives to Directors, officers and key employees of Operating Company to maximize their efforts on behalf of Operating Company, to attract and retain those highly competent individuals upon whose judgment, initiative and leadership Operating Company's continuing success largely depends and to align the interests of the Directors, officers and key employees of Operating Company with those of Operating Company's shareholders. The size of individual option and stock grants is determined by the Operating Company Compensation Committee based on its comparison of option and stock grants to executives with similar responsibilities in other companies and the executive's level of responsibility and relative importance to the operations of Operating Company.

    It is the present policy of the Operating Company Compensation Committee to review periodically Operating Company's stock option and stock grant award levels and the over-all effectiveness of Operating Company's equity incentive plans in achieving the objectives of Operating Company.

------------------------

(2) The report of the Operating Company Compensation Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Joint Proxy Statement into any filings of The Meditrust Companies pursuant to the Securities Act or the Exchange Act, except to the extent The Meditrust Companies specifically incorporate this report by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

    During 1999, Operating Company did not award stock options or stock grants under the 1995 Share Award Plan to the Chief Executive Officer or to anyone acting in the capacity of an executive officer.

OTHER COMPENSATION PLANS

    Operating Company maintains certain broad-based employee benefit plans in which the Operating Company Senior Executives participated. These plans include a 401(k) savings plan, life, disability and health insurance plans and allowances for automobile use. These plans are not directly or indirectly tied to Operating Company's performance.

                                        Submitted by,

                                        Stephen E. Merrill (Chairman)
                                        William C. Baker
                                        Clive D. Bode
                                        Francis W. Cash
                                        John C. Cushman, III

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to The Meditrust Companies during its most recent fiscal year, Forms 5 and amendments thereto furnished to The Meditrust Companies with respect to its most recent fiscal year and written representations furnished to The Meditrust Companies, no officer, Director or 10% beneficial owner of The Meditrust Companies failed to timely file a required Form except that one transaction involving the purchase of 1000 shares was inadvertently filed ten days after the deadline by Stephen E. Merrill. This Form 4 was subsequently filed by Mr. Merrill.

PERFORMANCE GRAPH (1)

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the shares of Meditrust's Predecessor and The Meditrust Companies against the cumulative market-weighted return of the Standard & Poor's Composite 500 Stock Index and the National Association of Real Estate Investment Trusts ("NAREIT") All REIT Total Return Index (which is comprised of all tax-qualified real estate investment trusts, without regard to investment focus, listed on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market System) for the period of five fiscal years commencing January 1, 1995 and ending December 31, 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            1994    1995    1996    1997    1998    1999
Meditrust  100.00  120.12  149.26  147.16   71.44   30.73
S&P 500    100.00  137.43  168.98  225.37  289.78  350.72
NAREIT     100.00  118.31  160.61  190.90  154.97  144.93

      12/31/94            1995       1996       1997       1998       1999
---------------------   --------   --------   --------   --------   --------
100.00                   120.12     149.26     147.16      71.44      30.73
100.00                   137.43     168.98     225.37     289.78     350.72
100.00                   118.31     160.61     190.90     154.97     144.93

------------------------

(1) Assumes that the value of an investment in Paired Shares and each index was $100 on December 31, 1994 and that all dividends were reinvested on a monthly basis.

PROPOSAL 1--ELECTION OF DIRECTORS OF THE MEDITRUST COMPANIES

    The respective Boards of Directors of each of The Meditrust Companies are divided into three classes. Each class has a term of three years and the terms are staggered so that in each year only one class of Directors for each of The Meditrust Companies is elected. The nominees standing for re-election in 2000 for each of The Meditrust Companies, together with the Directors whose terms do not expire, are listed below. Edward W. Brooke, whose terms expire at the 2000 annual meetings, is not seeking re-election to the Boards of Directors of The Meditrust Companies. It is the intention of the persons named as proxies in the accompanying form of proxy (unless otherwise indicated) to vote such proxies to elect the nominees for Director named in the following table, all of whom are currently members of the Board of Directors. If elected, the nominees will serve as Directors until The Meditrust Companies 2003 annual meetings and until their successors are chosen and qualified. In the event that any of the nominees becomes unavailable (which is not now anticipated by The Meditrust Companies), the persons named as proxies have discretionary authority to vote for a substitute or to reduce the number of Directors to be fixed and elected. The Boards of Directors have no reason to believe that any of said persons will be unwilling or unable to serve if elected. Election of each of the nominees will require the affirmative vote of a majority of the stock having voting power present in person or represented by proxy and voting at the Meditrust Meeting or the Operating Company Meeting, provided that such majority is at least a majority of the number of shares required to constitute a quorum. Abstentions and broker non-votes with regard to any item being acted upon at the Meeting will not be treated as votes cast.

                             NOMINEES FOR DIRECTOR

                                                                                DIRECTOR OF
                                                              DIRECTOR OF        OPERATING
                                                               MEDITRUST          AND ITS
NAME AND PRINCIPAL                                              AND ITS         PREDECESSOR
OCCUPATION OR EMPLOYMENT                          AGE      PREDECESSOR SINCE       SINCE       TERMS EXPIRE
------------------------                          ---      -----------------    -----------    ------------
William C. Baker..............................     67            2000              1991          2000
  Retired

John C. Cushman, III..........................     59            1996              2000          2000
  President and Chief Executive Officer of
  Cushman Realty Corporation, a commercial
  real estate brokerage firm

    THE BOARDS OF DIRECTORS OF THE MEDITRUST COMPANIES RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                              CONTINUING DIRECTORS

                                                                              DIRECTOR OF
                                                         DIRECTOR OF           OPERATING
                                                          MEDITRUST             AND ITS
NAME AND PRINCIPAL                                         AND ITS            PREDECESSOR
OCCUPATION OR EMPLOYMENT                  AGE         PREDECESSOR SINCE          SINCE       TERMS EXPIRE
------------------------                --------      -----------------       -----------    ------------
Clive D. Bode.........................     56                1999                1999          2002
  Chairman

William G. Byrnes.....................     49                2000                1998          2001
  Chairman and Chief Executive Officer
  of Paladin Ventures LLC

Francis W. Cash.......................     58                2000                2000          2001
  Chief Executive Officer and
  President of Meditrust
  Chief Executive Officer, President
  and Treasurer of Operating Company

James P. Conn.........................     62                1995                2000          2002
  Former Managing Director and Chief
  Investment Officer of Financial
  Security Assistance, Inc., an
  insurance company

Stephen E. Merrill....................     53                1998                1998          2002
  President, Bingham Consulting Group,
  LLC

NOMINEES FOR DIRECTOR

    William C. Baker has been a Director of Operating Company since
October 1991 and was appointed a Director of Meditrust in April 2000. Mr. Baker served as President and Treasurer of Operating Company from August 1998 through April 2000. Mr. Baker was Chief Executive Officer of Santa Anita Companies from April 1996 to December 1998. Mr. Baker was the President of Red Robin International, Inc. from 1993 to 1995, a private investor from 1988 to 1992 and Chairman of the Board and Chief Executive Officer of Del Taco, Inc. from 1976 to 1988. He served as Chairman of the Board of Coast Newport Properties from 1991 to 1999. Mr. Baker is a Director of Callaway Golf Company and Public
Storage, Inc.

    John C. Cushman, III has been a Director of Meditrust since 1996 and was appointed a Director of Operating Company in April 2000. Mr. Cushman has been the President and Chief Executive Officer of Cushman Realty Corporation since 1978. He is a Director of National Golf Properties, Inc., Los Angeles Turf Club, Incorporated, Digital Gene Technologies, Inc., Cushman Realty Corporation, Cushman Winery Corporation and Inglewood Park Cemetery.

CONTINUING DIRECTORS

    Clive D. Bode has been Chairman of the Boards of Meditrust and Operating Company since October 1999. Mr. Bode has been a special advisor to certain members of the Bass Family of Fort Worth, Texas for the past 10 years. Mr. Bode is also Director of Kelly, Hart & Hallman, a Fort Worth based law firm.

    William G. Byrnes has been a Director of Operating Company since 1998 and was appointed a Director of Meditrust in April 2000. Mr. Byrnes served as Chief Executive Officer of Meditrust from January 2000 through Mr. Cash's appointment in April 2000. He was previously a Distinguished Professor of Finance at Georgetown University, from August 1988 to May 1999, and was associated with Alex. Brown and Sons, investment bankers, from 1981 through 1998. Mr. Byrnes is also Chairman and CEO of Paladin Ventures LLC and a Director of JDN Realty Corporation, a real estate development and asset management company traded on the New York Stock Exchange, a Director of Security Capital Preferred Growth Incorporated and non-executive Chairman of Pulpfree, Inc.

    Francis W. Cash has been President and Chief Executive Officer of Meditrust and President, Chief Executive Officer and Treasurer of Operating Company since April 17, 2000. He was the Chairman of the Board, Chief Executive Officer, President and a director of Mariner Healthcare Group, Inc. from September 8, 1999 until March, 2000. From July 1995 to August 1999, Mr. Cash served as President and Chief Executive Officer of Red Roof Inns, Inc. ("Red Roof Inns"). He also served as Chairman of the Board of Red Roof Inns from June 1996 to August 1999. Prior to his service at Red Roof Inns, Mr. Cash served as President and Chief Operating Officer of NovaCare, Inc. from October 1992 to June 1995. Prior to that, Mr. Cash served in a number of senior executive positions for 18 years at Marriott Corporation, most recently as President, Marriott Service Group.

    James P. Conn has been a Director of Meditrust since 1995 and was appointed a Director of Operating Company in April 2000. Mr. Conn was the Managing Director and Chief Investment Officer of Financial Security Assurance, Inc. from 1992 through 1998. He was also the President and Chief Executive Officer of Bay Meadows Operating Company from 1988 to 1992. Mr. Conn is a Trustee of Gabelli Equity Trust, Gabelli Global Multimedia Trust, Gabelli Utility Trust and a member of the Board of Directors of First Republic Bank. Mr. Conn is also a Trustee of Gabelli Asset Fund, Gabelli Growth Fund and Gabelli Westwood Funds.

    Stephen E. Merrill has been a Director of The Meditrust Companies since May 1998. Mr. Merrill is the President of Bingham Consulting Group, L.L.C. and was Of Counsel to the law firm Choate, Hall & Stewart from March 1997 to February 1999. Previously, Mr. Merrill served as Governor of the State of New Hampshire from 1993 through 1997. He was senior partner in the law firm Merrill & Broderick from 1989 through 1993 and served as Attorney General for the State of New Hampshire from 1985 through 1989. Mr. Merrill also served as legal counsel and Chief of Staff to the Governor of New Hampshire from 1982 through 1985.

INFORMATION REGARDING THE BOARD OF DIRECTORS OF MEDITRUST

    The Board of Directors of Meditrust met 13 times in 1999. Each Director of Meditrust attended at least 75% of the meetings of the Board of Directors and all committees on which he served in 1999.

    The Acquisition Committee, consisting of Messrs. Bode, Brooke, Byrnes and Cash, reviews and recommends to the Board of Directors all transactions involving business acquisitions. The Acquisition Committee was formed in April 2000.

    The Ad Hoc/Special Committee, consisting of Messrs. Brooke, Conn and Merrill, reviewed issues relating to the separation of former Chief Executive Officer, Abraham D. Gosman from the Companies. The Ad Hoc/Special Committee met 9 times in 1999 and has been discontinued.

    The Audit Committee, consisting of Messrs. Baker, Bode, Byrnes and Conn, confers with PricewaterhouseCoopers, L.L.P., independent accountants, regarding the plans, scope and results of their audits and any recommendations they may have with respect to internal accounting controls and other matters relating to accounting procedures and the books and records of Meditrust. In 1999, the Audit Committee, which then consisted of Messrs. Bode and Conn, met 4 times.

    The Compensation Committee, consisting of Messrs. Baker, Bode, Cash, Cushman and Merrill, reviews the compensation of and other employment matters relating to Meditrust's officers and administrative employees and grants awards under Meditrust's Share Award Plan. In 1999, the Compensation Committee, which then consisted of Messrs. Bode, Cushman and Merrill, met 6 times.

    The Executive Committee, consisting of Messrs. Baker, Bode, Byrnes, Cash and Conn, exercises all of the powers of the Board of Directors between meetings of the Board of Directors, except such powers as are reserved to the Board of Directors by law. The Executive Committee will consider shareholder recommendations for nominees for Director. Shareholders of Meditrust wishing to make recommendations should write to the Executive Committee c/o Michael S. Benjamin, Esquire, Senior Vice President and Secretary, Meditrust Corporation, 909 Hidden Ridge Road, Suite 600, Irving, Texas 95038. In 1999, the Executive Committee, which then consisted of Messrs. Benson, Bode, Brooke, Conn and Merrill met 1 time.

    The Investment Committee of Meditrust, consisting of Messrs. Bode, Brooke, Cash and Cushman, has general oversight and review of all of Meditrust's real estate financing transactions, and has authority to approve financing transactions of up to $25 million. In 1999, the Investment Committee, which then consisted of Messrs. Benson, Brooke, Bode and Cushman, met 2 times.

    The Nominating Committee, consisting of Messrs. Bode, Brooke, Cash, Conn and Merrill, makes recommendations to the Board of Directors concerning the Board's size and composition and suggests prospective candidates for Director. In 1999, the Nominating Committee, which then consisted of Messrs. Benson, Bode, Brooke, Conn and Merrill met 1 time.

INFORMATION REGARDING THE BOARD OF DIRECTORS OF OPERATING COMPANY

    The Board of Directors of Operating Company met 13 times in 1999. Each Director of Operating Company attended at least 75% of the meetings of the Board of Directors and all committees on which he served in 1999.

    The Acquisition Committee, consisting of Messrs. Bode, Brooke, Byrnes and Cash, reviews and recommends to the Board of Directors all transactions involving business acquisitions. The Acquisition Committee was formed in April 2000.

    The Ad Hoc/Special Committee, consisting of Messrs. Brooke and Merrill, reviewed issues relating to the separation of former Chief Executive Officer, Abraham D. Gosman from the Companies. The Ad Hoc/Special Committee met 9 times in 1999 and has been discontinued.

    The Audit Committee, consisting of Messrs. Baker, Bode, Byrnes and Conn, confers with PricewaterhouseCoopers, L.L.P., independent accountants, regarding the plans, scope and results of their audits and any recommendations they may have with respect to internal accounting controls and other matters relating to accounting procedures and the books and records of Operating Company. In 1999, the Audit Committee, which then consisted of Messrs. Baker, Bode and Byrnes, met 4 times.

    The Compensation Committee, consisting of Messrs. Baker, Bode, Cash, Cushman and Merrill, reviews the compensation of and other employment matters relating to Operating Company's officers and administrative employees and grants awards under Operating Company's Share Award Plan. In 1999, the Compensation Committee, which then consisted of Messrs. Baker, Bode and Merrill, met 6 times.

    The Executive Committee, consisting of Messrs. Baker, Bode, Byrnes, Cash and Conn, exercises all of the powers of the Board of Directors between meetings of the Board of Directors, except such powers as are reserved to the Board of Directors by law. The Executive Committee will consider shareholder recommendations for nominees for Director. Shareholders of Operating Company wishing to make recommendations should write to the Executive Committee c/o Gilbert G. Menna, Esquire, Secretary, Meditrust Operating Company, 909 Hidden Ridge Road, Suite 600, Irving, Texas 95038. In 1999, the Executive Committee, which then consisted of Messrs. Benson, Bode, Brooke and Merrill, met 1 time.

    The Investment Committee of Meditrust, consisting of Messrs. Bode, Brooke, Cash and Cushman, has general oversight and review of all of Meditrust's real estate financing transactions, and has authority to approve financing transactions of up to $25 million. The Investment Committee was formed in April 2000.

    The Nominating Committee, consisting of Messrs. Bode, Brooke, Cash, Conn and Merrill, makes recommendations to the Board of Directors concerning the Board's size and composition and suggests prospective candidates for Director. In 1999, the Nominating Committee, which then consisted of Messrs. Benson, Bode, Brooke and Merrill, met 1 time.

FURTHER INFORMATION REGARDING THE BOARDS OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS COMPENSATION

    The Meditrust Companies pay each Director who is not otherwise an employee of The Meditrust Companies a fee of $30,000 per year for services as a Director plus $1,000 per day for attendance at each meeting of the full Board of Directors. In addition, the Chairman and each member of a committee of the Board of Directors are paid $1,250 and $1,000, respectively, for attendance at a committee meeting. The Meditrust Companies reimburse the Directors for travel expenses incurred in connection with their duties as Directors of The Meditrust Companies. In addition, The Meditrust Companies from time to time pays Directors additional fees in connection with various special projects.

EMPLOYMENT ARRANGEMENTS

    EMPLOYMENT ARRANGEMENT WITH CHIEF EXECUTIVE OFFICER AND PRESIDENT FRANCIS W. CASH. Effective April 17, 2000, Francis W. Cash ("Mr. Cash") entered into an Employment Agreement with Meditrust. Mr. Cash's Employment Agreement provides that he will serve as President and Chief Executive Officer of Meditrust until the third anniversary of the effective date of his Employment Agreement, at which time the Employment Agreement will be renewed automatically thereafter for successive one-year terms unless six (6) months notice of non-renewal is given by either party to the other. For the year 2000, Meditrust shall pay Mr. Cash an end-of-year bonus of no less than the pro rata amount of his base salary, based on the number of days worked in the year 2000. For each fiscal year thereafter, if the goals and criteria established by the Compensation Committee are met, Mr. Cash shall receive a year-end cash bonus in an amount equal to up to 100% of his base salary. In the event that Mr. Cash significantly exceeds the annual goals and criteria established by the Compensation Committee, he is eligible to receive a cash bonus in an amount equal to up to 200% of his base salary.

    Upon termination of Mr. Cash's employment due to death or disability of Mr. Cash, Meditrust shall pay to Mr. Cash (or his beneficiary in the event of his death) any base salary, bonus or other compensation earned but not paid and the pro rata amount of the annual base target bonus payable. Additionally, Meditrust will continue to provide health benefits for at least two years.

    Upon termination of Mr. Cash's employment by Meditrust other than for cause or by Mr. Cash for "Good Reason," Meditrust shall pay Mr. Cash, in addition to the amounts described in the immediately preceding paragraph, a lump sum payment equal to two times the sum of Mr. Cash's base salary and base target bonus. Further, 20% of the original number of Mr. Cash's Performance Shares and Options covering 20% of the original number of Paired Shares in each Option shall accelerate and become vested and exercisable. Additionally, Meditrust will continue to provide health benefits for at least two years.

    If a "Change in Control" (as defined in Mr. Cash's Employment Agreement) occurs and Mr. Cash's employment is terminated within two years of such Change in Control as a result of an Executive Termination Event (as defined in Mr. Cash's Employment Agreement), Mr. Cash shall be entitled to the following severance benefits: (i) an amount equal to three times the average of his annual base salary (for the three fiscal years preceding the Change in Control) and three times the average of his cash bonuses paid (for the two fiscal years preceding the Change in Control); (ii) an amount equal to Mr. Cash's full base salary through the termination date and the pro rata amount of the maximum base target bonus available during such year; and (iii) all unvested equity, including Performance Shares and Options, shall become fully vested and exercisable. Additionally, Meditrust will purchase Mr. Cash's house at market value, provide certain outplacement assistance and will continue to provide health benefits for the balance of the term.

    EMPLOYMENT ARRANGEMENTS WITH EXECUTIVE OFFICERS MICHAEL S. BENJAMIN, MICHAEL
F. BUSHEE AND LAURIE T. GERBER. Effective January 1, 1999, each of Michael S. Benjamin, Michael F. Bushee and Laurie T. Gerber (each, an "Executive") entered into an Employment Agreement with Meditrust. Messrs. Benjamin's and Bushee's and Ms. Gerber's Employment Agreements provide that they will serve as the Senior Vice President and General Counsel, Chief Operating Officer and Chief Financial Officer, respectively, of Meditrust until the third anniversary of the effective date of the respective Employment Agreement. Each Employment Agreement is automatically extended for an additional one-year term unless either of the respective parties thereto elects to terminate the respective Employment Agreement by notice in writing at least 90 days prior to the end of the term of such Employment Agreement. Each Executive is eligible to receive an annual bonus to be determined by the Compensation Committee of an amount 40% and 80% of his or her base compensation. Upon termination of employment due to the death or disability of an Executive, all unexercisable stock options and non-vested stock-based grants and performance units will immediately vest and will be exercisable for 90 days. Additionally, Meditrust will provide health insurance coverage for at least two years.

    If an Executive's employment is terminated by such Executive for "good reason," or if Meditrust terminates his or her employment without "cause," Meditrust will pay such Executive a severance payment equal to, at a minimum, two times the sum of his or her average base compensation (determined in accordance with the respective Employment Agreement) and average incentive compensation (determined in accordance with the respective Employment Agreement) (for each Executive, the "Severance Payment").

    If a "Change in Control" (as defined in the respective Employment Agreement) occurs and the Executive's employment is terminated for any reason other than death, disability or voluntary resignation within two years of such Change in Control, Meditrust must pay the subject Executive a lump sum amount equal to such Executive's Severance Payment and all stock options and other stock-based awards and performance units will become immediately exercisable or non-forfeitable.

    EMPLOYMENT SEPARATION AGREEMENT WITH FORMER CHIEF EXECUTIVE OFFICER DAVID F. BENSON. On January 28, 2000, David F. Benson and the Meditrust Companies entered into a separation agreement terminating the Employment Agreement entered into as of January 1, 1999, by and between Meditrust and Mr. Benson. The separation agreement governs the separation of Mr. Benson from the Meditrust Companies and confirms his resignation from the office of Chief Executive Officer of Meditrust. As part of the separation agreement Mr. Benson received a severance payment of $8,995,000 in cash and 155,000 paired shares of the Meditrust Companies' stock (which represented the vesting of previously awarded performance shares), and, to the extent he had participated in such plans prior to the separation, the continuation for a five year period of participation in the Meditrust Companies' group health and dental plans and in the life and disability insurance plans. Both Mr. Benson and the Meditrust Companies agreed to release and discharge all charges, complaints, claims, causes of action, damages and debts that related in any manner to Mr. Benson's employment with or termination of employment from the Meditrust Companies. As part of the separation agreement Mr. Benson agreed to provide consulting services to the Meditrust Companies for a ten (10) month period for which the Meditrust Companies agreed to pay him a fee of $400,000.

FAMILY RELATIONSHIPS

    There are no family relationships among any of the Directors or executive officers of The Meditrust Companies.

INDEPENDENT ACCOUNTANTS

    PricewaterhouseCoopers, L.L.P. were the independent accountants of The Meditrust Companies for fiscal 1999. The Boards of Directors intend to select them as independent accountants of The Meditrust Companies for fiscal 2000 at its annual meeting on July 20, 2000. Representatives of PricewaterhouseCoopers, L.L.P. will be present at the Meditrust Meeting and the Operating Company Meeting and will be afforded an opportunity to make a statement if they desire to do so. Such representatives of PricewaterhouseCoopers, L.L.P. will also be available at that time to respond to appropriate questions addressed to the officer presiding at the Meditrust Meeting and the Operating Company Meeting.

CERTAIN TRANSACTIONS

    On March 4, 1998, Meditrust provided acquisition financing in the amount of $24,228,723 to an entity in which Mr. Bushee owns a 2.5% equity interest, for the development of 134 acres of land in Jupiter, Florida. The loan balance on April 30, 2000 was $11,883,100.

                                 OTHER MATTERS

    As of the date of this Joint Proxy Statement, The Meditrust Companies' Boards of Directors know of no business, matters or proposals which will be presented for consideration at the respective meetings other than as described in this Joint Proxy Statement. If any other matters shall properly come before the Meditrust Meeting or the Operating Company Meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote in accordance with the recommendation of the management of Meditrust or Operating Company.

                           PROPOSALS BY SHAREHOLDERS

    Any Meditrust or Operating Company shareholder who intends to submit a proposal for inclusion in the proxy materials for the 2001 annual meetings of Meditrust or Operating Company must submit such proposal in writing to the respective Secretary of Meditrust or Operating Company no earlier than February 16, 2001 and no later than March 19, 2001, if the proposal is to be considered for inclusion in the Joint Proxy Statement of Meditrust and Operating Company and the form of the proxy relating to those meetings. The Meditrust Companies' By-laws include advance notice and other requirements regarding proposals for shareholder action at shareholders' meetings other than those proposed by the Board of Directors. A copy of the By-laws of either Meditrust or Operating Company may be obtained by written request addressed to the respective secretary at the address set forth in "The Meditrust and Operating Company Meetings."

                      WHERE YOU CAN FIND MORE INFORMATION

    The Meditrust Companies file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy reports, statements, or other information we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov."

    The Meditrust Companies' SEC filings are also available through our website at "http:// www.reit.com" or by contacting our Investor Relations Departments at the addresses and phone numbers listed below:

Meditrust Corporation                            Meditrust Operating Company
909 Hidden Ridge Road, Suite 600                 909 Hidden Ridge Road, Suite 600
Irving, Texas 95038                              Irving, Texas 95038
Attn: Investor Relations                         Attn: Investor Relations
Tel: (214) 492-6600                              Tel: (214) 492-6600

    If you would like to request documents from us, please do so by July 13, 2000 to receive them before the Meditrust Meeting or Operating Company Meeting. You should rely only on the information contained in this Joint Proxy Statement to vote on The Meditrust Companies' proposals. We have not authorized anyone to provide you with information that is different from what is contained in this Joint Proxy Statement. This Joint Proxy Statement is dated June 9, 2000. You should not assume that the information contained in this Joint Proxy Statement is accurate as of any date other than such date, and the mailing of this Joint Proxy Statement to stockholders shall not create any implication to the contrary.

                                                                      4938-PS-00

                                 DETACH HERE


                  PROXY FOR ANNUAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD JULY 20, 2000

                            MEDITRUST CORPORATION
                         MEDITRUST OPERATING COMPANY


     The undersigned hereby appoints Francis W. Cash and Michael S. Benjamin, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of Meditrust Corporation to be held on July 20, 2000 and at any adjournment or postponement thereof with all power which the undersigned would possess if personally present, and to vote all shares of common stock of Meditrust Corporation which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Annual Meeting in accordance with the following instructions and with discretionary authority on such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. All previously dated proxies are hereby revoked.

     The undersigned hereby appoints Francis W. Cash and Michael S. Benjamin, and each of them acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of Meditrust Operating Company to be held on July 20, 2000 and at any adjournment or postponement thereof with all power which the undersigned would possess if personally present, and to vote all shares of common stock of Meditrust Operating Company which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Annual Meeting in accordance with the following instructions and with discretionary authority on such other matters as may properly come before the Annual Meeting or any adjournment thereof. All previously dated proxies are hereby revoked.


     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE THE PROXIES INTEND TO VOTE FOR EACH OF THE PROPOSALS.

--------------                                                  --------------
 SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
    SIDE                                                             SIDE
--------------                                                  --------------

                                  PROPOSALS


MEDITRUST CORPORATION:

1.  TO ELECT THE FOLLOWING DIRECTORS TO SERVE UNTIL 2003:
    WILLIAM C. BAKER AND JOHN C. CUSHMAN, III.


MEDITRUST OPERATING COMPANY:

1.  TO ELECT THE FOLLOWING DIRECTORS TO SERVE UNTIL 2003:
    WILLIAM C. BAKER AND JOHN C. CUSHMAN, III.












                                 DETACH HERE

-----   PLEASE MARK
  X     VOTES AS IN
-----   THIS EXAMPLE


       PLEASE REFER ABOVE FOR EXPLANATION OF PROPOSALS SET FORTH BELOW


MEDITRUST CORPORATION:

1. To elect the Directors to serve until 2003:
   William C. Baker and John C. Cushman, III

        FOR    -----           -----  WITHHELD
        ALL                           FROM ALL
      NOMINEES -----           -----  NOMINEES

 -----

 -----  ______________________________________
        For all nominees except as noted above




MEDITRUST OPERATING COMPANY:

1. To elect the Directors to serve until 2003:
   William C. Baker and John C. Cushman, III

        FOR    -----           -----  WITHHELD
        ALL                           FROM ALL
      NOMINEES -----           -----  NOMINEES

 -----

 -----  ______________________________________
        For all nominees except as noted above


                                                -----
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                                -----

In signing, please write name(s) exactly as appearing in the imprint of this card. For shares held jointly each owner should sign. If signing as executor, or in any other representative capacity, or as an officer of a corporation, please indicate your full title as such.


Signature:___________________________   Date: ______________

Signature:___________________________   Date: ______________